Exhibit 99.1

Investor Contact Laurie Poggi KKR Financial LLC 415-315-3718	Media Contact Roanne Kulakoff and Joseph Kuo Kekst and Company 212-521-4837 and 212-521-4863

KKR Financial Holdings LLC Announces First Quarter 2008 Financial Results and Quarterly Distribution of $0.40 per Common Share

SAN FRANCISCO, CA, May 1, 2008—KKR Financial Holdings LLC (NYSE: KFN) (“KFN” or the “Company”) today announced its results for the first quarter ended March 31, 2008.

Highlights of KKR Financial Holdings LLC’s results include:

•                                   Distribution of $0.40 per common share declared for the first quarter.

•                                   For the first quarter ended March 31, 2008, GAAP income from continuing operations totaled $8.8 million, or $0.08 per diluted common share, and GAAP net income totaled $14.0 million, or $0.12 per diluted common share. For the first quarter ended March 31, 2008, economic income from continuing operations, a non-GAAP financial measurement, totaled $9.4 million, or $0.08 per diluted common share, and economic net income, a non-GAAP financial measurement, totaled $14.6 million, or $0.12 per diluted common share. A reconciliation of economic to GAAP results is provided on Schedule I.

•                                   As of March 31, 2008, continuing operations net economic leverage, a non-GAAP financial measurement, was 3.6x.

•                                   On April 8, 2008, the Company consummated a public offering of 34.5 million common shares at a price of $11.85 per common share.  Net proceeds from the transaction before expenses totaled $384.3 million, which the Company will use for general corporate purposes.

*     *     *

For the quarter ended March 31, 2008, the Company reported GAAP net income from continuing operations of $8.8 million, or $0.08 per diluted common share, and GAAP net income totaled $14.0 million, or $0.12 per diluted common share. GAAP net income from continuing operations for the quarter ended March 31, 2007 totaled $32.2 million, or $0.39 per diluted common share, and GAAP net income totaled $48.4 million, or $0.59 per diluted common share.

For the quarter ended March 31, 2008, economic net income from continuing operations, a non-GAAP financial measurement, totaled $9.4 million, or $0.08 per diluted common share, and economic net income, a non-GAAP financial measurement, totaled $14.6 million, or $0.12 per diluted common share. Economic net income from continuing operations, a non-GAAP financial measurement, for the quarter ended March 31, 2007 totaled $38.1 million, or $0.47 per diluted common share and economic net income, a non-GAAP financial measurement, totaled $54.3 million, or $0.67 per diluted common share.

A reconciliation of economic to GAAP financial results is provided on Schedule I.

Distribution

On May 1, 2008, the Company’s Board of Directors declared a distribution of $0.40 per common share for the quarter ended March 31, 2008.  The distribution is payable on May 30, 2008 to shareholders of record as of the close of business on May 15, 2008.

Adjusted Economic Earnings Per Diluted Common Share

The Company’s adjusted economic earnings per diluted common share, a non-GAAP financial measurement, was $0.54 for the quarter ended March 31, 2008. Adjusted economic earnings per diluted common share is computed as economic net income adjusted to exclude unrealized gains and losses from investments and derivatives.

Leverage

As of March 31, 2008, continuing operations net economic leverage, a non-GAAP financial measurement, was 3.6x.  Continuing operations net economic leverage is computed as total economic borrowings, less the sum of trust preferred securities (reflected as junior subordinated notes on the Company’s consolidated balance sheet) and unrestricted cash, divided by the sum of economic shareholders’ equity and the trust preferred securities which are treated, for purposes of this calculation, as equity.

Book Value Per Common Share

The Company’s GAAP book value per common share outstanding was $12.96 and $14.27 as of March 31, 2008 and December 31, 2007, respectively. The Company’s economic book value per common share outstanding, a non-GAAP financial measurement, was $13.42 and $14.62 as of March 31, 2008 and December 31, 2007, respectively.

Common Share Offering

On April 8, 2008, the Company consummated a public offering of 34.5 million common shares at a price of $11.85 per common share.  Net proceeds from the transaction before expenses totaled $384.3 million, which the Company will use for general corporate purposes.

Information for Investors: Conference Call and Webcast

The Company will host a conference call and audio webcast to review its first quarter 2008 results on Thursday, May 1, 2008, at 5:00 p.m. EDT. The conference call can be accessed by dialing 888-631-3389 (Domestic) or 913-312-1278 (International); a pass code is not required. A replay will be available through Thursday, May 15, 2008 by dialing 888-203-1112 (Domestic) and 719-457-0820 (International) / pass code 1979741. Supplemental materials that will be discussed during the call, as well as a live webcast of the call, will be accessible on the Company’s website, at www.kkrkfn.com, via a link from the Investor Relations section. A replay of the audio webcast will be archived in the Investor Relations section of the Company’s website.

Note Regarding Use of Non-GAAP Financial Measures

The non-GAAP financial measurements referred to in this earnings release are provided as supplemental information, and should not be relied upon as alternative measures to GAAP. These non-GAAP financial measures consist of items calculated by the Company on an “economic” basis, which includes the following: (i) presentation of the Company’s proportionate share of certain structured finance vehicles where the Company holds a majority ownership interest and consolidates such vehicles in accordance with GAAP; (ii) exclusion of share-based compensation in the calculation of economic net income or loss; (iii) presentation of the Company’s adjusted economic income per diluted common share (economic net income or loss excluding unrealized gains and losses on investments and derivatives); and (iv) presentation of the net assets of the Company’s discontinued operations. The Company believes that the non-GAAP financial measures presented in this earnings release provide useful information to investors by providing an understanding of the Company’s financial condition and operating performance by which liquidity and periodic results, for purposes of evaluating the net income available for distributions to shareholders, can be assessed.

About KKR Financial Holdings LLC

KKR Financial Holdings LLC is a publicly traded specialty finance company that invests in multiple asset classes. KKR Financial Holdings LLC is externally managed by KKR Financial Advisors LLC. KKR Financial Holdings LLC and KKR Financial Advisors LLC are affiliates of Kohlberg Kravis Roberts & Co. L.P.  Additional information regarding KKR Financial Holdings LLC is available at http://www.kkrkfn.com.

Statements in this press release which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although KKR Financial Holdings LLC believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include completion of pending investments, continued ability to source new investments, the availability and cost of capital for future investments, competition within the specialty finance sector, economic conditions, credit loss experience, availability of financing, maintenance of sufficient liquidity, and other risks disclosed from time to time in the Company’s filings with the SEC.

Schedule I

KKR Financial Holdings LLC

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the three months ended March 31, 2008			For the three months ended March 31, 2007 (2)
(amounts in thousands, except per share information)	Economic Measure	Reconciliation Adjustments(1)	Reported	Economic Measure	Reconciliation Adjustments(1)	Reported
Net investment income:
Loan interest income	$124,607	$44,902	$169,509	$66,635	$—	$66,635
Securities interest income	28,901	8,359	37,260	20,011	—	20,011
Dividend income	816	—	816	974	—	974
Other interest income	9,667	1,377	11,044	2,577	—	2,577
Total investment income	163,991	54,638	218,629	90,197	—	90,197
Interest expense	(92,971)	(24,738)	(117,709)	(54,282)	—	(54,282)
Interest expense to affiliates	—	(27,817)	(27,817)	—	—	—
Net investment income	71,020	2,083	73,103	35,915	—	35,915
Other (loss) income:
Net realized and unrealized (loss) gain on investments	(4,085)	(2,688)	(6,773)	7,024	—	7,024
Net realized and unrealized (loss) gain on derivatives and foreign exchange	(47,016)	—	(47,016)	7,138	—	7,138
Other income	3,941	1,014	4,955	2,049	—	2,049
Total other (loss) income	(47,160)	(1,674)	(48,834)	16,211	—	16,211
Non-investment expenses:
Related party management compensation	8,696	463	9,159	13,567	5,731	19,298
General, administrative and directors expenses	3,887	586	4,473	6,156	107	6,263
Professional services	1,857	—	1,857	541	—	541
Total non-investment expenses	14,440	1,049	15,489	20,264	5,838	26,102
Income from continuing operations before equity in income of unconsolidated affiliate and income tax expense	9,420	(640)	8,780	31,862	(5,838)	26,024
Equity in income of unconsolidated affiliate	—	—	—	6,981	—	6,981
Income from continuing operations before income tax expense	9,420	(640)	8,780	38,843	(5,838)	33,005
Income tax expense	—	—	—	776	—	776
Income from continuing operations	9,420	(640)	8,780	38,067	(5,838)	32,229
Income from discontinued operations	5,203	—	5,203	16,195	—	16,195
Net income	$14,623	$(640)	$13,983	$54,262	$(5,838)	$48,424
Net income per common share:
Basic
Income per share from continuing operations	$0.08		$0.08	$0.47		$0.40
Income per share from discontinued operations	$0.04		$0.04	$0.20		$0.20
Net income per share	$0.12		$0.12	$0.67		$0.60
Diluted
Income per share from continuing operations	$0.08		$0.08	$0.47		$0.39
Income per share from discontinued operations	$0.04		$0.04	$0.20		$0.20
Net income per share	$0.12		$0.12	$0.67		$0.59
Weighted-average number of common shares outstanding:
Basic	115,048		115,048	80,239		80,239
Diluted	115,599		115,599	81,728		81,728
Distributions declared per common share	$0.50		$0.50	$0.54		$0.54

(1)   These adjustments reconcile the Company’s GAAP statements of operations presentation to an economic, non-GAAP presentation. The nature of these adjustments is described under “Note Regarding Use of Non-GAAP Financial Measures” in this earnings release.

(2)   The jointly-owned collateralized loan obligation entities consolidated by the Company in accordance with Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities, were formed subsequent to March 31, 2007. As such, the economic presentation includes only the share-based compensation adjustment.

Schedule II

KKR Financial Holdings LLC

CONSOLIDATED BALANCE SHEET (UNAUDITED)

	March 31, 2008
(amounts in thousands, except share information)	Economic Measure	Reconciliation Adjustments(1)	Reported
Assets
Cash and cash equivalents	$210,689	$—	$210,689
Restricted cash and cash equivalents	923,094	140,242	1,063,336
Securities available-for-sale	873,986	233,572	1,107,558
Loans, net of allowance for loan losses	6,574,849	2,344,444	8,919,293
Loans held for sale	61,515	6,365	67,880
Derivative assets	32,577	—	32,577
Interest and principal receivable	90,660	29,882	120,542
Non-marketable equity securities	20,084	—	20,084
Reverse repurchase agreements	14,911	—	14,911
Other assets	133,276	(24,195)	109,081
Net assets of discontinued operations	251,182	3,519,354	3,770,536
Total assets	$9,186,823	$6,249,664	$15,436,487
Liabilities
Repurchase agreements	$1,751,244	$646,527	$2,397,771
Collateralized loan obligation senior secured notes	4,749,698	1,399,266	6,148,964
Collateralized loan obligation junior secured notes to affiliates	79,865	445,555	525,420
Secured revolving credit facility	129,319	—	129,319
Secured demand loan	16,176	—	16,176
Convertible senior notes	300,000	—	300,000
Junior subordinated notes	329,908	—	329,908
Subordinated notes to affiliates	—	167,752	167,752
Accounts payable, accrued expenses and other liabilities	19,177	13,243	32,420
Accrued interest payable	85,470	36,833	122,303
Accrued interest payable to affiliates	—	65,859	65,859
Related party payable	4,881	—	4,881
Securities sold, not yet purchased	30,727	—	30,727
Derivative liabilities	128,803	8,484	137,287
Liabilities of discontinued operations	—	3,519,354	3,519,354
Total liabilities	7,625,268	6,302,873	13,928,141
Shareholders’ Equity
Preferred shares, no par value, 50,000,000 shares authorized and none issued and outstanding	—	—	—
Common shares, no par value, 250,000,000 shares authorized and 116,343,151 shares issued and outstanding	—	—	—
Paid-in-capital	2,167,796	—	2,167,796
Accumulated other comprehensive loss	(197,872)	(52,569)	(250,441)
Accumulated deficit	(408,369)	(640)	(409,009)
Total shareholders’ equity	1,561,555	(53,209)	1,508,346
Total liabilities and shareholders’ equity	$9,186,823	$6,249,664	$15,436,487

(1)          These adjustments reconcile the Company’s GAAP balance sheet presentation to an economic, non-GAAP presentation. The nature of these adjustments is described under “Note Regarding Use of Non-GAAP Financial Measures” in this earnings release.

Schedule III

KKR Financial Holdings LLC

ECONOMIC INVESTMENT PORTFOLIO AS OF MARCH 31, 2008 (UNAUDITED)

(amounts in thousands) (1)	Amortized Cost	Estimated Fair Value	Portfolio Mix % by Fair Value
Corporate loans (2)	$6,661,364	$6,003,362	87.0%
Corporate securities	990,871	845,264	12.3
Marketable equity securities	49,000	28,722	0.4
Non-marketable equity securities	20,084	20,084	0.3
Total	$7,721,319	$6,897,432	100.0%

(1)  Estimated fair values set forth in this schedule are based on dealer quotes and/or nationally recognized pricing services and management estimates for investment positions for which dealer quotes and/or nationally recognized pricing data are not available. The table above excludes securities sold, not yet purchased with a cost of $34.4 million and an estimated fair value of $30.7 million, and residential mortgage-backed securities with an estimated fair value of $324.4 million.

(2)  Total loans exclude the allowance for loan losses of $25.0 million and include loans held for sale.